UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2019 (August 8, 2019)

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2019, Broadcom Inc., a Delaware corporation (the “Company” or “Broadcom”), and Symantec Corporation, a Delaware corporation (“Symantec”) entered into an asset purchase agreement (the “Purchase Agreement”). Subject to the terms and conditions of the Purchase Agreement, the Company has agreed to purchase certain assets and assume certain liabilities of Symantec’s Enterprise Security business (the “Business”) for a purchase price of $10.7 billion in cash, on a cash-free, debt-free basis (the “Transaction”).

The Company and Symantec have made customary representations and warranties and agreed to customary covenants in the Purchase Agreement, including a covenant by Symantec to conduct the Business in all material respects in the ordinary course of business consistent with past practice from the signing of the Purchase Agreement until the closing of the Transaction. The closing of the Transaction is subject to customary conditions, including the expiration or termination of waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of antitrust approvals in the European Union and Japan. The Purchase Agreement also provides that, following the closing of the Transaction, each party will have certain indemnification obligations, including with respect to breaches of covenants and for losses arising from certain assumed or retained liabilities, as applicable.

The Purchase Agreement contains customary termination rights, including that either party may terminate the agreement if the closing of the Transaction has not occurred on or before February 8, 2020, subject to a three-month extension in certain circumstances.

The foregoing description of the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement and the foregoing description have been included to provide investors with information regarding the material terms of the Purchase Agreement. They are not intended to provide any other factual information about Broadcom or Symantec. The representations, warranties and covenants in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters of fact. In addition, they may be subject to a contractual standard of materiality different from that generally applicable to investors as well as qualifications and limitations agreed upon by the parties in connection with the negotiated terms of the Purchase Agreement, including qualifications in confidential disclosure schedules. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after that date. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Broadcom, Symantec, or the Business as of the date of the Purchase Agreement or as of any other date.

Item 7.01	Regulation FD Disclosure.

On August 8, 2019, the Company issued a press release announcing its entry into the Purchase Agreement, and made available an investor presentation regarding the contemplated Transaction. Copies of the press release and investor presentation, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, are hereby furnished pursuant to this Item 7.01.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events.

In connection with the execution of the Purchase Agreement, the Company entered into a commitment letter, dated as of August 8, 2019, with the financial institutions party thereto, pursuant to which such financial institutions have committed to provide, subject to the terms and conditions of the commitment letter, (i) up to $12 billion in term loans to finance the Company’s payment obligations in respect of the Transaction and related working capital needs and costs and expenses related thereto and (ii) up to $3.5 billion in term loans to fund the refinancing of certain existing senior notes of the Company and its subsidiaries maturing in the first quarter of the Company’s fiscal year 2020 (which begins on November 4, 2019) and costs and expenses related thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 8, 2019, by and between Broadcom Inc. and Symantec Corporation.

99.1	Press Release, dated August 8, 2019.

99.2	Investor Presentation, dated August 8, 2019.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) relating to Broadcom. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address Broadcom’s expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Broadcom’s management, as well as assumptions made by, and information currently available to, Broadcom’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Broadcom’s and Broadcom’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Broadcom’s business and the price of the common stock of Broadcom; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the asset purchase agreement; the effect of the announcement or pendency of the proposed transaction on Broadcom’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the asset purchase agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Broadcom to achieve its plans, forecasts and other expectations (including regarding expected revenues, returns and synergies) with respect to the acquired business after completion of the proposed transaction; and other risks described in Broadcom’s and its predecessors’ filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Other particular uncertainties that could materially affect future results include risks associated with: any loss of Broadcom’s significant customers and fluctuations in the timing and volume of significant customer demand; Broadcom’s dependence on contract manufacturing and outsourced supply chain; any other acquisitions Broadcom may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with Broadcom’s existing businesses and Broadcom’s ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; global economic conditions and concerns; government regulations and trade restrictions; Broadcom’s ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; Broadcom’s significant indebtedness, including the additional significant indebtedness that Broadcom expects to incur in connection with the proposed transaction, and the need to generate sufficient cash flows to service and repay such debt, and ability to maintain an investment grade credit rating; dependence on and risks associated with distributors of Broadcom products; dependence on senior management and Broadcom’s ability to attract and retain qualified personnel; international political and economic conditions; Broadcom’s dependency on a limited number of suppliers; quarterly and annual fluctuations in operating results; the amount and frequency of Broadcom stock repurchases; cyclicality in the semiconductor or enterprise software industry or in target markets; Broadcom’s competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of Broadcom’s or its contract manufacturers’ manufacturing facilities or other significant operations; Broadcom’s ability to improve its manufacturing efficiency and quality; Broadcom’s involvement in legal or administrative proceedings; Broadcom’s dependence on outsourced service providers for certain key business services and their ability to execute to Broadcom’s requirements; Broadcom’s ability to maintain or improve gross margin; Broadcom’s ability to protect its intellectual property and the unpredictability of any associated litigation expenses; compatibility of Broadcom’s software products with operating environments, platforms or third-party products; Broadcom’s ability to enter into satisfactory software license agreements; sales to Broadcom’s government clients; availability of third party software used in Broadcom’s products; use of open source code sources in Broadcom’s products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; Broadcom’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which Broadcom’s products are designed; Broadcom’s ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; Broadcom’s provision for income taxes and overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Forward-looking statements speak only as of the date of this document. Broadcom does not undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: August 9, 2019	By:	/s/ Thomas H. Krause, Jr.
Name: Thomas H. Krause, Jr.
Title: Chief Financial Officer